                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant   [x]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           Allmerica Investment Trust
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6( i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                        SELECT CAPITAL APPRECIATION FUND
                    (A Series of Allmerica Investment Trust)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

         A Special Meeting of Shareholders of the Select Capital Appreciation Fund (the "Fund"), a series of Allmerica Investment Trust (the "Trust"), will be held at the offices of the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 on June 3, 1998 at 10:00 a.m., local time, for the following purposes:

         1. To approve or disapprove a new Sub-Adviser Agreement between Allmerica Financial Investment Management Services, Inc. and
                  T. Rowe Price Associates, Inc. as described in the attached Proxy Statement.

         2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

         Shareholders of record as of the close of business on April 9, 1998 are entitled to notice of, and to vote at, the Meeting or at any adjournment thereof. Your attention is called to the accompanying Proxy Statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD. If you do attend the Meeting, you may revoke the Proxy and vote in person.


Worcester, MA
April 24, 1998


                                                By order of the Trustees




                                                George M. Boyd
                                                Secretary

          ALLMERICA INVESTMENT TRUST: SELECT CAPITAL APPRECIATION FUND
                               440 LINCOLN STREET
                         WORCESTER, MASSACHUSETTS 01653

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 3, 1998

         The enclosed Proxy is solicited on behalf of the Trustees of Allmerica Investment Trust, a Massachusetts business trust (the "Trust"), to be voted at a Special Meeting (the "Meeting") of Shareholders of the Select Capital Appreciation Fund, a separate series of the Trust (the "Fund"), to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 at 10:00 a.m., local time, on June 3, 1998 for the purposes set forth in the accompanying Notice. The mailing date of this Proxy Statement is on or about April 24, 1998.

         A Shareholder may revoke the accompanying Proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed Proxy bearing a later date. The Proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the Proxy.

         In addition to the solicitation of Proxies by mail, officers and employees of the Trust, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund.

         The Trust will furnish, without charge, a copy of the most recent Annual Report to the Shareholders of the Fund. Requests should be directed to the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653 or by calling
(800)533-7881.

         The shares of the Fund may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("First Allmerica") or Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial Life") for the purpose of funding variable annuity contracts and variable life insurance policies (such contracts and policies are referred to hereafter as "Contracts") issued by First Allmerica or Allmerica Financial Life. Both First Allmerica and Allmerica Financial Life are wholly-owned subsidiaries of Allmerica Financial Corporation ("AFC"), a publicly-traded Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica, a life insurance company organized in Massachusetts in 1844. Subject to certain exceptions with respect to unregistered Separate Accounts, First Allmerica and Allmerica Financial Life will vote shares of the Fund held in each Separate Account in accordance with instructions received from variable life insurance policy owners and variable annuity contract owners or participants (collectively, "Contract Owners") with respect to all matters on which Fund Shareholders are entitled to vote. Except when otherwise permitted by applicable law or regulation, interests in Contracts for which no Proxies are received will be voted in proportion to the Proxy instructions which are received from Contract Owners. First Allmerica and Allmerica Financial Life also will vote shares in a registered Separate Account that they own and which are not attributable to Contracts in the same proportion. As of the close of business on April 9, 1998, the date for determining shareholders of record for the Meeting, there were __________ shares of the Fund outstanding.

         The persons named in the accompanying Proxy will vote in each case as directed by the Proxy, but in the absence of such voting directions, they intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

                  APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISER
                AGREEMENT BETWEEN ALLMERICA FINANCIAL INVESTMENT
                            MANAGEMENT SERVICES, INC.
                       AND T. ROWE PRICE ASSOCIATES, INC.

         The Trustees recommend that the Shareholders of the Fund approve a new Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between Allmerica Financial Investment Management Services, Inc. ("AFIMS") and T. Rowe Price Associates, Inc. ("T. Rowe Price"). Shareholders are asked to approve the New Sub-Adviser Agreement in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). The New Sub-Adviser Agreement is the same in all substantive respects to the previous Sub-Adviser Agreement (the "Previous Sub-Adviser Agreement"), dated April 28, 1995, in effect between Allmerica Investment Management Company, Inc. ("AIMCO"), AFIMS's predecessor/1/, and Janus Capital Corporation ("JCC"), the Fund's former Sub-Adviser, except that the fee which AFIMS will pay T. Rowe Price differs from the fee structure in the Previous Sub-Adviser Agreement and the effective and termination dates are different. A copy of the New Sub-Adviser Agreement is set forth as Exhibit I to this Proxy Statement. THERE WILL BE NO CHANGE IN ADVISORY FEES PAID BY THE FUND. AFIMS WILL PAY T. ROWE PRICE'S SUB-ADVISER FEE.

         AFIMS manages the business affairs of the Fund pursuant to a Management Agreement (the "Management Agreement") dated April , 1998 between the Trust and AFIMS. The Management Agreement provides that, subject to the requirements of the 1940 Act and the rules and regulations thereunder, AFIMS at its expense may select and contract with a sub-adviser or sub-advisers to manage the investments of one or more of the Funds in the Trust. AFIMS has selected T. Rowe Price as sub-adviser to manage the investments of the Fund and such selection has been approved by the Board of Trustees of the Trust.

         BACKGROUND. Prior to the Trustees' appointment of T. Rowe Price as Sub-Adviser to the Fund, JCC served as Sub-Adviser of the Fund. Under investment performance criteria and other standards established by AFIMS and Rogers Casey & Associates, Inc. ("Rogers Casey"), a consultant retained by AFIMS, each Sub-Adviser of the Trust is continuously monitored against relevant indices and peer groups. Following their review of the consultant's reports with respect to JCC's performance over an extended period, the Trustees determined to terminate the Previous Sub-Adviser Agreement between JCC and AIMCO as of the close of business March 31, 1998, and T. Rowe Price began serving as Sub-Adviser to the Fund effective April 1, 1998.

         In the course of the selection process, AFIMS and Rogers Casey reviewed performance and background criteria, as well as written and in-person proposals by a number of investment advisory firms. In evaluating the proposals, they considered, among other things, the nature and quality of the services to be provided by each sub-adviser candidate, comparative data as to each sub-adviser's investment performance, the experience and financial condition of the sub-adviser and its affiliates, the level of sub-advisory fees to be paid compared to industry averages, the sub-adviser's commitment to mutual fund advisory activities and the quality of the sub-adviser's proposal generally. Based on this review and selection process, AFIMS and

-----------------------

/1/ As part of a reorganization on April ___, 1998, AIMCO transferred to AFIMS that portion of its business relating to the provision of investment advisory services exclusively to investment companies registered under the 1940 Act such as the Trust while AIMCO retained its financial planning business. The same personnel and procedures previously employed by AIMCO to service the Trust are used by AFIMS. Both AIMCO and AFIMS are indirect wholly-owned subsidiaries of AFC.

Rogers Casey proposed to the Investment Operations Committee/2/ of the Board of Trustees the selection of T. Rowe Price as Sub-Adviser for the Fund. After deliberation, the Committee unanimously recommended to the Trustees the selection of T. Rowe Price as Sub-Adviser and reported on the reasons for this recommendation. Upon completion of the review process and following a presentation to the Trustees by T. Rowe Price, the Trustees voted unanimously, with the "non-interested" Trustees voting separately, to appoint T. Rowe Price as Sub-Adviser to the Fund and to recommend to Shareholders of the Fund that they approve the New Sub-Adviser Agreement.

           INFORMATION REGARDING T. ROWE PRICE ASSOCIATES, INC.

           Founded in 1937, T. Rowe Price is a publicly held company located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 1997, T. Rowe Price and its affiliates managed assets totaling approximately $125 billion for more than six million individual and institutional investor accounts. None of the Trustees and officers of the Trust are affiliated with T. Rowe Price.

         T. Rowe Price emphasizes risk management and in-house fundamental research in its investment approach. Portfolio managers work in teams and are expected to adhere to well-defined investment guidelines. The firm seeks to achieve superior long-term performance by investing in the stocks of medium-sized companies, with earnings growth rates in excess of the market and proven business concepts.

         Exhibit II attached to this Proxy Statement contains information on the type, size and advisory fees of other similar investment company funds managed by T. Rowe Price. All information about T. Rowe Price has been provided by T. Rowe Price.

         T. Rowe Price International Series, Inc., an investment company managed by a T. Rowe Price affiliate, is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life. In addition, a T. Rowe Price affiliate currently serves as investment adviser to an investment account offered to institutional clients of First Allmerica and Allmerica Financial Life.



--------------------------

/2/ The Investment Operations Committee is composed of three Trustees who are "non-interested" persons of the Trust, AFIMS or the Sub-Adviser or their affiliates, two Trustees who are "interested" persons and two non-Trustee participants. The Committee monitors investment adviser performance and analyzes fund data.

         PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF T. ROWE PRICE ASSOCIATES, INC.
         The principal executive officers and directors of T. Rowe Price and their principal occupations are shown below. The business address of each such person, unless otherwise indicated, is 100 East Pratt Street, Baltimore, Maryland 21202.



---------------------------------- --------------------------------- --------------------------------------------
NAME                               POSITION WITH MANAGER             PRINCIPAL OCCUPATION
---------------------------------- --------------------------------- --------------------------------------------
George J. Collins                  Director
---------------------------------- --------------------------------- --------------------------------------------
James E. Halbkat, Jr.              Director                          President of U.S. Monitor Corp.
                                   P.O. Box 23109
                                   Hilton Head Island, SC 29925
---------------------------------- --------------------------------- --------------------------------------------
Richard L. Menschel                Director                          Limited Partner of Goldman Sachs Group L.P.
                                   85 Broad St., 2nd Floor
                                   New York, NY  10004
---------------------------------- --------------------------------- --------------------------------------------
John W. Rosenblum                  Director                          Dean of the Jepson School of Leadership
                                   University of Richmond            Studies at the University of Richmond;
                                   Richmond, VA  23173               Director of:  Comdial Corp.; Cone Mills
                                                                     Corp. and Providence Journal Co.
---------------------------------- --------------------------------- --------------------------------------------
Robert L. Strickland               Director                          Director of Hannaford Bros., Co.
                                   604 Two Piedmont Plaza Bldg.
                                   Winston-Salem, NC  27104
---------------------------------- --------------------------------- --------------------------------------------
Phillip C. Walsh                   Director                          Consultant to Cyprus Amax Minerals Company
                                   Pleasant Valley                   and Director of Piedmont Mining Company,
                                   Peapack, NJ  07977                Inc.
---------------------------------- --------------------------------- --------------------------------------------
Anne Marie Whittemore              Director                          Partner of the law firm of McGuire, Woods,
                                   One James Center                  Battle & Booth; Director of Owens and Minor,
                                   Richmond, VA 23219                Inc., USF&G Corp., Albemarle Corp. and the
                                                                     James River Corp.
---------------------------------- --------------------------------- --------------------------------------------
James S. Riepe                     Vice-Chairman of the Board,       Chairman of the Board of T. Rowe Price
                                   Director and Managing Director    (Canada), Inc., T. Rowe Price Investment
                                                                     Services, T. Rowe Price Investment
                                                                     Technologies, Inc., T. Rowe Price
                                                                     Retirement Plan Services, Inc., T. Rowe
                                                                     Price Services, Inc., and T. Rowe Price
                                                                     Trust Co., Director of Rowe Price Fleming
                                                                     International Inc. ("Price-Fleming")
                                                                     Rhone-Poulenc Rorer, Inc., T. Rowe Price
                                                                     Insurance Agency, Inc., a Director and
                                                                     Vice President of T. Rowe Price Stable
                                                                     Asset Management, Inc., a Director and
                                                                     President of TRP Distribution, Inc. and
                                                                     TRP Suburban Second, Inc.
---------------------------------- --------------------------------- --------------------------------------------
George A. Roche                    Chairman of the Board,            Chairman of the Board of T. Rowe Price
                                   President and Director            Finance, Inc.; a Director of T. Rowe Price
                                                                     Retirement Plan Services, Inc., T. Rowe
                                                                     Price Strategic Partners, Inc., and TRP
                                                                     Suburban, Inc.; Director and Vice
                                                                     President of Price-Fleming, T. Rowe Price
                                                                     Threshold Fund, Inc., and TRP Suburban
                                                                     Second, Inc.
---------------------------------- --------------------------------- --------------------------------------------
M. David Testa                     Vice-Chairman of the Board,       Chairman of the Board of Price-Fleming,
                                   Chief Investment Officer,         Chairman and Director of T. Rowe Price
                                   Director and Managing Director    (Canada), Inc., a Director and Vice
                                                                     President of T. Rowe Price Trust Co.; and
                                                                     a Director of TRPH Corp.
---------------------------------- --------------------------------- --------------------------------------------
Henry H. Hopkins                   Director and Managing Director    Director of T. Rowe Price Insurance
                                                                     Agency, Inc.; a Vice President and
                                                                     Director of T. Rowe Price Investment
                                                                     Services, Inc., T. Rowe Price Services,
                                                                     Inc., T. Rowe Price Threshold Fund
                                                                     Associates, Inc., TRP Distribution, Inc.
                                                                     and TRPH Corp., and a Vice President of
                                                                     Price-Fleming


---------------------------------- --------------------------------- --------------------------------------------
James A. C. Kennedy III            Director and Managing Director    President and Director of T. Rowe Price
                                                                     Strategic Partners Associates, Inc., and
                                                                     Director and Vice President of T. Rowe
                                                                     Price Threshold Fund Associates, Inc.
---------------------------------- --------------------------------- --------------------------------------------
John H. Laporte, Jr.               Director and Managing Director
---------------------------------- --------------------------------- --------------------------------------------
William T. Reynolds                Director and Managing Director    Chairman of the Board of T. Rowe Price
                                                                     Stable Asset Management and Director of
                                                                     TRP Finance, Inc.
---------------------------------- --------------------------------- --------------------------------------------
Brian C. Rogers                    Director and Managing Director    Vice President of T. Rowe Price Trust
                                                                     Company
---------------------------------- --------------------------------- --------------------------------------------

         No arrangements or understandings exist between AFIMS and T. Rowe Price with respect to the composition of the board of directors of T. Rowe Price or the Board of Trustees of the Trust or with respect to the selection or appointment of any person to any office with either of them.

DESCRIPTION OF THE PREVIOUS SUB-ADVISER AGREEMENT AND THE NEW SUB-ADVISER AGREEMENT

         The Previous Sub-Adviser Agreement was executed as of April 28, 1995 and was last approved by the Trustees, including the Trustees who were "non-interested" at a meeting of the Board of Trustees on May 13, 1997. The Previous Sub-Adviser Agreement was last submitted to Shareholders on August 15, 1997 to approve amendments to the sub-adviser fee schedule. Except for different effective and termination dates and the fee schedule, the terms of the New Sub-Adviser Agreement are similar in all material respects to the terms of the Previous Sub-Adviser Agreement. The New Sub-Adviser Agreement is attached to this Proxy Statement as Exhibit I, and the description of the New Sub-Adviser Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit I.

         Under the New Sub-Adviser Agreement, T. Rowe Price will, at its expense and subject to the general oversight of the Trustees and AFIMS, regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program consistent with the investment objective and policies of the Fund. For all of its services provided under the New Sub-Adviser Agreement, T. Rowe Price is paid by AFIMS a fee computed daily at an annual rate of 0.50% based on the average daily net assets of the Fund, which were approximately $240,000,000 at December 31, 1997.

         Until September 1, 1997, the Previous Sub-Adviser Agreement included the following sub-adviser fee schedule:

              Assets                              Rate
              ------                              ----
              First $100 million                  0.60%
              Over $100 million                   0.55%

         Effective September 1, 1997, the sub-adviser fee schedule for the Previous Sub-Adviser Agreement was changed to the following:

              Assets                               Rate
              ------                               ----
              First $100 million                   0.60%
              Next $150 million                    0.55%
              Next $250 million                    0.50%
              Over $500 million                    0.45%

         During the fiscal year ended December 31, 1997, AIMCO paid JCC $1,070,021 for its sub-advisory services pursuant to the fee schedules under the Previous Sub-Adviser Agreement. If the new sub-adviser fee had been in effect during the last fiscal year, the Sub-Adviser would have received $927,292, representing a decrease of $142,729, or 13.34%. The new sub-adviser fee at the Fund's net assets on April 1, 1998 of approximately $267,349,350 would decrease annual fees paid by AFIMS to the Sub-Adviser from $1,511,747 to $1,336,747, a reduction of $175,000 or 11.58%. Any reduction in sub-adviser fees would benefit AFIMS directly, but does not affect Fund Shareholders since AFIMS is solely responsible for the payment of all sub-adviser fees.

         The Trustees believe that the new sub-adviser fee rate of 0.50% should provide an effective means of compensating T. Rowe Price for its advisory services. When compared to the fees paid to JCC, the new sub-adviser fee rate will reduce sub-adviser fees at current asset levels (approximately $240,000,000) and will begin to increase sub-adviser fees after Fund assets grow to more than $500,000,000. The new sub-adviser fee is believed by the Trustees and AFIMS to be within the range of sub-adviser fees paid by other comparable funds. Pursuant to rules of the Securities and Exchange Commission, until the New Sub-Adviser Agreement is approved by Fund Shareholders, T. Rowe Price has agreed to waive any sub-adviser fees that exceed the compensation which would have been paid to JCC under the Previous Sub-Adviser Agreement.

         The New Sub-Adviser Agreement provides that T. Rowe Price, as Sub-Adviser, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformance with the investment objective and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board of Trustees or AFIMS, will manage the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of T. Rowe Price to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. The New Sub-Adviser Agreement states that T. Rowe Price will provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the New Sub-Adviser Agreement, but excluding pricing and bookkeeping services.

         The New Sub-Adviser Agreement shall remain in full force and effect for two years from April 1, 1998 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" of the Trust, AFIMS, the Sub-Adviser, or any other sub-adviser to the Trust. The New Sub-Adviser Agreement may be terminated at any time, without payment of any penalty, by AFIMS, subject to the approval of the Trustees, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by T. Rowe Price, in each case on 60 days' written notice. As required by the

1940 Act, the New Sub-Adviser Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment. It also will terminate in the event that the Management Agreement between the Trust and AFIMS shall have terminated for any reason.

         The New Sub-Adviser Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of T. Rowe Price, or (ii) reckless disregard by T. Rowe Price of its obligations and duties under the New Sub-Adviser Agreement, T. Rowe Price shall not be liable to the Trust or the Fund, or to any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the New Sub-Adviser Agreement.

RECOMMENDATION AND REQUIRED VOTE

         As provided in the 1940 Act, approval of the New Sub-Adviser Agreement requires the affirmative vote of a majority (defined in the Miscellaneous section) of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on the proposal to approve the New Sub-Adviser Agreement. If the Shareholders of the Fund fail to approve the New Sub-Adviser Agreement, T. Rowe Price will continue to serve as Sub-Adviser in a manner consistent with the 1940 Act, until such time as the Trustees select a different sub-adviser for the Fund.

The Trustees recommend that Shareholders vote to approve the New Sub-Adviser Agreement.


                                  MISCELLANEOUS


         DEFINITION OF MAJORITY. "Majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

         METHODS OF TABULATION. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting.

         The tellers will count the total number of votes cast "for" approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to any proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         BROKER COMMISSIONS. During the fiscal year ended December 31, 1997, no commissions were paid to brokers affiliated with JCC.

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETING OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for regular annual meetings of Shareholders, and the Fund does not currently intend to hold such meetings. Shareholder proposals for inclusion in the Fund's proxy statement for any subsequent meeting must be received by the Trust not less than 120 days prior to any such meeting.

         DISTRIBUTOR, ADMINISTRATOR. Allmerica Investments, Inc. ("AII"), a wholly-owned subsidiary of AFC, serves as the Distributor for the Trust. AII, AFIMS and AFC are located at 440 Lincoln Street, Worcester, MA 01653. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, MA 01581, serves as the Trust's administrator.


         PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                                     RICHARD M. REILLY
                                                     President



April 24, 1998
Worcester, MA

                                      FORM OF                         EXHIBIT I
                              SUB-ADVISER AGREEMENT

SUB-ADVISER AGREEMENT executed as of __________, 1998 between ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC., a corporation organized and existing under the laws of the Commonwealth of Massachusetts, (the "Manager") and T. ROWE PRICE ASSOCIATES, INC. (the "Sub-Adviser"), a corporation organized and existing under the laws of the state of Maryland.

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

         (a) Subject always to the control of the Trustees of Allmerica Investment Trust (the "Trust"), a Massachusetts business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the following series of shares of the Trust: the Select Capital Appreciation Fund (the "Fund") and such other series of shares as the Trust, the Manager and the Sub-Adviser may from time to time agree on (together, the "Funds"). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objectives and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine and which are furnished by notice in writing to the Sub-Adviser. The Sub-Adviser shall make its officers and employees available to the Manager from time to time at reasonable times to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Fund. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

         (b) The Sub-Adviser, at its expense, will furnish (i) all investment and management facilities, including salaries of personnel necessary for it to perform the duties set forth in this Agreement, and (ii) administrative facilities, including clerical personnel and equipment necessary for the conduct of the investment affairs of the Fund (excluding brokerage expenses and pricing and bookkeeping services).

         (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund with issuers, brokers or dealers selected by the Sub-

                  Adviser which may include brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser always shall seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may require, and consistent with the requirements of Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Trust and to other clients of the Sub-Adviser as to which Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion.

2.       OTHER AGREEMENTS

                  It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses. Nothing contained in this Agreement shall limit or restrict the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment counsel or to other persons, firms, or corporations, or to engage in any other business activities.

3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER

                  The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust.

4.       MATERIAL TO BE FURNISHED TO SUB-ADVISER

                  During the term of this Agreement, the Manager shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement. The Manager shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, advertising and sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and the Manager shall not use any such material if the Sub-Adviser reasonably objects in writing seven business days (or such other time as may be mutually agreed) after receipt thereof. The Manager shall take reasonable steps to see that material prepared by employees or agents of the Manager or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.


5.       AMENDMENTS OF THIS AGREEMENT

                  This Agreement (including Schedule A attached hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, if such approval is required under the Investment Company Act of 1940, as amended ("1940 Act"), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested in persons of the Trust or of the Manager or of the Sub-Adviser.

6.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to each Fund continuously thereafter, until terminated as provided below:

         (a) Unless terminated as herein provided or pursuant to any applicable requirements of the 1940 Act or regulations promulgated thereunder, this Agreement shall remain in full force and effect for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as such continuance is specifically approved at least annually
                  (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         (b) This Agreement may be terminated as to any Fund without the payment of any penalty by the Manager, subject to the approval of the Trustees, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of such Fund at any annual or special meeting or by the Sub-Adviser, in each case on sixty days' written notice.

         (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement with the Manager shall have terminated for any reason.

         (d) In the event of termination of this Agreement, the Fund will no longer use the name "T. Rowe Price" or "T. Rowe Price Associates, Inc." in materials relating to the Fund except as may be required by the 1940 Act and the rules and regulations thereunder.

7.       CERTAIN DEFINITIONS

         For the purpose of this Agreement the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to the vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or
(b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

8.       NON-LIABILITY OF SUB-ADVISER

         The Sub-Adviser shall be under no liability to the Trust, the Manager or the Trust's Shareholders or creditors for any matter or thing in connection with the performance of any of the Sub-Adviser's services hereunder or for any losses sustained or that may be sustained in the purchase, sale or retention of any investment for the Funds of the Trust made by it in good faith; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability the Trust by reason of the Sub-Adviser's own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

9.       LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

         A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Fund.

IN WITNESS WHEREOF, Allmerica Financial Investment Management Services, Inc. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative and T. Rowe Price Associates, Inc. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                         ALLMERICA FINANCIAL INVESTMENT
                         MANAGEMENT SERVICES, INC.

                         By:
                                  ----------------------------------------
                         Title:
                                  ----------------------------------------

                         T. ROWE PRICE ASSOCIATES, INC.

                         By:
                                  ----------------------------------------
                         Title:
                                  ----------------------------------------


Accepted and Agreed to as of the day and year first above written:


ALLMERICA INVESTMENT TRUST

By:
         ----------------------------------------
Title:
         ----------------------------------------

                                   SCHEDULE A
                                   ----------

         The Manager will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered, a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Fund as described below:

                  FUND                                        FEE RATE

                  Select Capital Appreciation Fund               0.50%


         The average daily net assets of the Fund shall be determined by taking an average of all of the determinations of net assets during each month at the close of business on each business day during such month while this Agreement is in effect.

         The fee for each quarter shall be payable within ten (10) business days after the end of the quarter.

         If the Sub-Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

                                  EXHIBIT II
                                  ----------

                        T. Rowe Price Associates, Inc.
                       Funds with objectives similar to
                          Allmerica Investment Trust
                       Select Capital Appreciation Fund

     T. Rowe Price Associates, Inc. ("T. Rowe Price") sponsors and acts as investment adviser to two registered investment companies having similar investment objectives and policies to those of the Select Capital Appreciation
Fund:

     (i)   T. Rowe Price Mid-Cap Growth Fund ("MGF") and

     (ii)  T. Rowe Price Mid-Cap Growth Portfolio ("MGP")

MGF's Management Fee. For its services to MGF, T. Rowe Price is paid a
--------------------
management fee consisting of two parts: (i) a "group" fee and (ii) an "individual" fee.

     - The "group" fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, varies based on the combined net assets of certain funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). MGF pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds.

     The current "group" fee rate at various asset levels of the Combined Price Funds is as follows:

                             .480% first $1 billion
                             .450% next $1 billion
                             .420% next $1 billion
                             .390% next $1 billion
                             .370% next $1 billion
                             .360% next $2 billion
                             .350% next $2 billion
                             .340% next $5 billion
                             .330% next $10 billion
                             .320% next $10 billion
                             .310% next $16 billion
                             .305% next $30 billion
                             .300% thereafter

     The "group fee" for MGF was .32% as of December 31, 1997.

     - MGF also pays a flat "individual" fund fee of .35% on its net assets.

MGP's Management Fee. MGP pays T. Rowe Price a single, all inclusive fee of .85%
--------------------
based on the fund's average daily net assets to cover investment management and operating expenses.

                               * * * * * * * * * *

     T. Rowe Price also acts as investment sub-adviser to several registered investment companies ("Subadvised Mutual Funds") having similar investment objectives and policies to those of the Select Capital Appreciation Fund. For this purpose, the Subadvised Mutual Funds are mutual funds that are not sponsored or distributed by T. Rowe Price.

                               * * * * * * * * * *

     The table below lists the investment companies which have similar investment objectives and policies as the Select Capital Appreciation Fund, the annual rate of compensation paid to T. Rowe Price and net assets as of December 31, 1997.

------------------------------------------------------------------------------------------------------------
    Investment Company           Investment           Annual Rate of Compensation           Net Assets as of
           Name                   Objective                                                     12/31/97
------------------------------------------------------------------------------------------------------------
                                                                                              $126 billion
 T. Rowe Price Associates,                                                                  under management
           Inc.
------------------------------------------------------------------------------------------------------------
       T. Rowe Price          Long-term capital          .35% (Individual fee)              $1,838.7 million
    Mid-Cap Growth Fund         appreciation                 plus group fee*
          ("MGF")
------------------------------------------------------------------------------------------------------------
       T. Rowe Price          Long-term capital                   .85%                       $15.3 million
 Mid-Cap Growth Portfolio       appreciation         (Covers investment management
          ("MGP")                                       and operating expenses)
------------------------------------------------------------------------------------------------------------
     Subadvised Mutual
           Funds
------------------------------------------------------------------------------------------------------------
     JNL Series Trust         Long-term capital   .60% on assets from $0 - $20 million        $127,052,569
     T. Rowe Price/JNL          appreciation      .50% on assets from  $20 - $50 million
   Mid-Cap Growth Series                          .50% on assets from $50 - $200 million
                                                  .50% on assets over $200 million
------------------------------------------------------------------------------------------------------------
    Maxim Series Trust        Long-term capital
   Maxim Mid-Cap Growth         appreciation               .50% on all assets                 $56,704,297
         Portfolio
------------------------------------------------------------------------------------------------------------
  Green Line Mutual Funds     Long-term capital
  Green Line U.S. Mid-Cap       appreciation               .50% on all assets                 $123,284,415
        Growth Fund
------------------------------------------------------------------------------------------------------------
 Style Select Series, Inc.    Long-term capital
 Mid-Cap Growth Portfolio       appreciation               .50% on all assets                 $22,671,912
------------------------------------------------------------------------------------------------------------

*See description of the group and individual fee above.

                           ALLMERICA INVESTMENT TRUST

PROXY

                        SELECT CAPITAL APPRECIATION FUND
                    (A SERIES OF ALLMERICA INVESTMENT TRUST)
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         The undersigned hereby appoints Richard M. Reilly, Thomas P. Cunningham and George M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of the Select Capital Appreciation Fund (the "Fund") of Allmerica Investment Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, June 3, 1998 at 10:00 a.m., local time, and at any adjournment thereof.

                                 Dated____________________, 1998

                                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 Please sign exactly as the name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If joint owners, each owner should sign.

                                 Note: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

                                 ----------------------------------------------



                                 ----------------------------------------------
                                 Signature(s)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IF A PROXY IS NOT RECEIVED FROM A PARTICULAR SHAREHOLDER, EXCEPT WHEN OTHERWISE PERMITTED BY APPLICABLE LAW, THEN THE VOTES ATTRIBUTABLE TO HIS OR HER INTEREST WILL BE ALLOCATED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED. THE MAILING DATE OF THIS PROXY IS ON OR ABOUT APRIL 24, 1998.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.         FOR   AGAINST  ABSTAIN


1.   Proposal to approve or disapprove a new              [_]     [_]      [_]
     Sub-Adviser Agreement between Allmerica
     Financial Investment Management Services, Inc.
     and T. Rowe Price Associates, Inc. relating to the Fund.

2. In their discretion, the named proxies are authorized to transact such other business as may properly come before the Meeting, or any adjournment thereof.




        BE SURE TO VOTE, AND SIGN AND DATE THIS PROXY ON REVERSE SIDE.

                           ALLMERICA INVESTMENT TRUST
                               440 Lincoln Street
                         Worcester, Massachusetts 01653


                                                                  April 24, 1998

Dear Valued Client:

         The enclosed proxy materials relate to a Special Meeting of Shareholders of the Select Capital Appreciation Fund (the "Fund"), a series of Allmerica Investment Trust, to be held on June 3, 1998 at 10:00 a.m., local time, here in our offices at 440 Lincoln Street, Worcester, Massachusetts 01653 (the "Meeting").

         At the Meeting, Shareholders will be asked to approve a new Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between Allmerica Financial Investment Management Services, Inc. ("AFIMS"), the Manager of the Fund, and T. Rowe Price Associates, Inc. ("T. Rowe Price"). Following an intensive review process, your Trustees voted to terminate the previous Sub-Adviser Agreement (the "Previous Sub-Adviser Agreement") with Janus Capital Corporation ("JCC"), the previous Sub-Adviser, as of March 31, 1998, and appointed T. Rowe Price to serve as Sub-Adviser effective April 1, 1998. The Trustees are recommending that Shareholders approve the New Sub-Adviser Agreement with T. Rowe Price at the Meeting.

         The terms of the New Sub-Adviser Agreement are similar in all material respects to the terms of the Previous Sub-Adviser Agreement, except for the fee schedule and different effective and termination dates. The New Sub-Adviser Agreement with T. Rowe Price includes a new sub-adviser fee arrangement. Under the New Sub-Adviser Agreement, T. Rowe Price is paid by AFIMS a fee computed daily at an annual rate of 0.50% based on the average daily net asset value of the Fund. When compared to the fees paid to JCC under the Previous Sub-Adviser Agreement, the new sub-adviser fee rate will reduce sub-adviser fees at the current fund asset level (approximately $240,000,000) and will increase sub-advisory fees after assets grow to more than $500,000,000. Since AFIMS is solely responsible for the payment of all sub-adviser fees, any reduction of sub-adviser fees would benefit AFIMS directly, but would not affect Fund Shareholders. Likewise, the increase in fees as assets exceed $500,000,000 would be borne solely by AFIMS, not by Fund Shareholders. There will be no change in the advisory fees paid by the Fund to AFIMS. Under rules of the Securities and Exchange Commission, until the New Sub-Adviser Agreement is approved by Fund Shareholders, T. Rowe Price has agreed to waive any sub-adviser fees that exceed the compensation which would have been paid to JCC under the Previous Sub-Adviser Agreement.

         Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, YOUR VOTE IS NEEDED. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

         Your Trustees look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                                       Sincerely yours,




                                                       Richard M. Reilly
                                                       President




SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

Allmerica Investment Trust
440 Lincoln Street
Worcester, Massachusetts  01653


--------------------------------------------------------------------------------

IMPORTANT NOTICE


Our records indicate that you have more than one account in the Select Capital Appreciation Fund. To avoid the expense of multiple mailings, we have enclosed a proxy card for each of your accounts in this mailing.

Please sign, date and return all proxy cards in the enclosed postage-paid envelope.

Thank you for your cooperation and prompt attention to this matter.